UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

APEX TECHNOLOGY ACQUISITION CORPORATION
(Name of Registrant as Specified in its Charter)

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APEX TECHNOLOGY ACQUISITION CORPORATION
533 Airport Blvd, Suite 400
Burlingame, CA 94010

To the Stockholders of Apex Technology Acquisition Corporation:

You are cordially invited to attend the 2020 annual meeting of stockholders (the “Annual Meeting”) of Apex Technology Acquisition Corporation (the “Company”) to be held on December 22, 2020 at 11:00 a.m., Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting https://www.cstproxy.com/apexacquisitioncorp/2020. We are pleased to utilize the virtual stockholder meeting technology to (i) provide ready access and cost savings for our stockholders and the company, and (ii) to promote social distancing pursuant to guidance provided by the Center for Disease Control and the U.S. Securities and Exchange Commission due to the novel coronavirus. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote via the Internet, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The purpose of the Annual Meeting is to consider and vote upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” THE RATIFICATION OF WITHUMSMITH+BROWN, PC TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has ratified the selection of the close of business on November 27, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ Brad Koenig
Co-Chief Executive Officer and Director

This proxy statement is dated December 8, 2020
and is being mailed with the form of proxy on or shortly after December 10, 2020.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote online at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

APEX TECHNOLOGY ACQUISITION CORPORATION
533 Airport Blvd, Suite 400
Burlingame, CA 94010

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 22, 2020

To the Stockholders of Apex Technology Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders (the “Annual Meeting”) of Apex Technology Acquisition Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, December 22, 2020 at 11:00 a.m., Eastern Time, as a virtual meeting. You will be able to attend the meeting online, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/apexacquisitioncorp/2020. The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1.	To elect two directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2023 annual meeting of stockholders or until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 27, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote. All holders of shares of Class A common stock and Class B common stock are entitled to vote on both proposals as a single class.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: https://www.cstproxy.com/apexacquisitioncorp/2020.

By Order of the Board,
/s/ Brad Koenig
Co-Chief Executive Officer and Director

i

APEX TECHNOLOGY ACQUISITION CORPORATION
533 Airport Blvd, Suite 400
Burlingame, CA 94010

PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
To be held on Tuesday, December 22, 2020, at 11:00 a.m., Eastern Time

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Apex Technology Acquisition Corporation, a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Tuesday, December 22, 2020 at 11:00 a.m., Eastern Time, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 27, 2020.

What is included in these materials?

These materials include:

●	This Proxy Statement for the Annual Meeting; and

●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2020.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified; and

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each of the the director nominees and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, as of the close of business on November 27, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 35,810,000 shares of Class A common stock and 8,750,000 shares of Class B common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote online, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 27, 2020, there were 35,810,000 shares of Class A common stock and 8,750,000 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, an aggregate of 22,280,001 shares of Class A common stock and Class B common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting as a single class. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Brad Koenig, our Co-Chief Executive Officer and Director, and Jeff Epstein, our Co-Chief Executive Officer, Chief Financial Officer and Secretary, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Koenig and Mr. Epstein to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting online, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

●	Online. If you are a stockholder of record, you may vote online before the Annual Meeting, or vote at the Annual Meeting via the webcast.

●	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

●	Online at the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

●	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum of the holders of Class A common stock and Class B common stock combined is present.

What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative votes cast by the stockholders present online or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting online if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 533 Airport Blvd, Suite 400, Burlingame, CA 94010 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of Withum to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to Apex Technology Sponsor LLC, a Delaware limited liability company, of which Brad Koenig, our Co-Chief Executive Officer and Director, and Alex Vieux and Steven Fletcher, our advisors, are managing members.

Who can help answer my questions?

You can contact our Co-Chief Executive Officer, Chief Financial Officer and Secretary, Jeff Epstein at (619) 736-6855 or by sending a letter to Mr. Epstein at the offices of the Company at 533 Airport Blvd, Suite 400, Burlingame, CA 94010 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Apex Technology Acquisition Corporation as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Tuesday, December 22, 2020, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on Tuesday, December 22, 2020, at 11:00 a.m., Eastern Time as a virtual meeting. You will be able to attend the meeting online, vote your shares, and submit questions during the Annual Meeting via a live webcast available at https://www.cstproxy.com/apexacquisitioncorp/2020. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

●	To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders or until their successors are elected and qualified; and

●	To ratify the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2020.

Record Date, Voting and Quorum

Our Board ratified the selection of the close of business on November 27, 2020, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 35,810,000 shares of Class A common stock and 8,750,000 shares of Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

For each proposal, the holders of an aggregate of 22,280,001 shares of Class A common stock and Class B common stock, present virtually or represented by proxy, constitutes a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors is required to elect the director nominees.

The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or online.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate the Co-Chief Executive Officers to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares online by attending the Annual Meeting. While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Koenig or Mr. Epstein.

A special note for those who plan to attend the Annual Meeting and vote online: if your shares are held in the name of a broker, bank or other nominee, you must either direct the record holder of your shares to vote your shares or obtain a legal proxy from the record holder to vote your shares at the Annual Meeting.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, shares will be voted “FOR” the election of the director nominees and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Co-Chief Executive Officer, Chief Financial Officer and Secretary, Jeff Epstein, at (619) 736-6855.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (Apex Technology Acquisition Corporation, 533 Airport Blvd, Suite 400, Burlingame, CA 94010) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting online.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting virtually but you hold your shares through someone else, such as a broker, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Apex Technology Acquisition Corporation, 533 Airport Blvd, Suite 400, Burlingame, CA 94010. Our telephone number at such address is (619) 736-6855.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Jeff Epstein	64	Co-Chief Executive Officer, Chief Financial Officer and Secretary
Brad Koenig	62	Co-Chief Executive Officer and Class III Director
David Chao	54	Class I Director
Peter Bell	56	Class II Director
Donna Wells	59	Class I Director

The experience of our directors and executive officers are as follows:

Jeff Epstein, our Co-Chief Executive Officer, Chief Financial Officer and Secretary since inception, has since 2011 been an operating partner with Bessemer Venture Partners, a venture capital firm, where he primarily works with chief executive and financial officers to create substantial operational improvements. From 2008 to 2011, Mr. Epstein was executive vice president and chief financial officer of Oracle Corporation (NYSE:ORCL), a global technology company. Prior to joining Oracle, he served as chief financial officer of several public and private companies, including DoubleClick (sold to Google), King World Productions (sold to CBS) and Nielsen’s Media Measurement and Information Group. Earlier in his career, he was an investment banker at The First Boston Corporation. Today Mr. Epstein leads the CFO Advisory Board at Bessemer where more than 100 portfolio company CFOs meet in person and online to help each other improve their effectiveness. Mr. Epstein specializes in marketplaces and B2B software companies and co-teaches the Lean Launchpad class at Stanford University’s Graduate School of Engineering. Within the last five years he has served on the boards of directors of Kaiser Permanente, a non-profit healthcare company, Booking Holdings (Nasdaq:BKNG), an online provider of travel services, Twilio (NYSE:TWLO), a cloud communications platform, Shutterstock (NYSE:SSTK), a stock photography and stock footage provider, and several private companies. Mr. Epstein holds an MBA from the Stanford University Graduate School of Business, and a BA from Yale College.

Brad Koenig, our Co-Chief Executive Officer and a Director since inception, co-founded and served as chief executive officer of FoodyDirect.com, an online specialty food marketplace, from 2011 until 2018 when the company was acquired by Goldbelly, Inc. Mr. Koenig has served as an independent director for Theragenics Corporation, a private medical device company serving the surgical products and prostate cancer treatment markets, since 2013 and as a director of Hercules Capital, a business development company focused on venture lending, where he serves on the Audit and Nominating and Corporate Governance Committees, since 2017. From 2009 to 2011, he was an advisor at Oak Hill Capital Management, a private equity firm. Previously, Mr. Koenig worked for over twenty years at Goldman Sachs. Mr. Koenig was the Head of Global Technology Investment Banking at Goldman Sachs from 1990 to 2005, and the Co-Head of Global Technology, Media and Telecommunications from 2002 to 2005. He started at Goldman Sachs in 1984. Mr. Koenig holds a B.A degree in Economics from Dartmouth College and M.B.A. from Harvard Business School. Due to his extensive technology-related operational and investment banking experience, we believe Mr. Koenig is well qualified to serve as a Director.

David Chao, one of our directors since September 2019, has since 1996 been a co-founder and general partner of the venture capital firm DCM. At DCM, he guides portfolio companies in formulating corporate and product marketing strategies, developing strong management teams and implementing domestic and international partnerships. He is also responsible for DCM’s investments in numerous public and private technology-related companies in the US, China and Japan. Mr. Chao has since 2000 been the chairman of the board of 51job (Nasdaq: JOBS), a human resources advertisement and outsourcing company in China. Mr. Chao also serves on the Advisory Board of Legend Capital in China. Mr. Chao was previously a co-founder of Japan Communications Inc. (TYO:9424), a provider of mobile data and voice communications services in Japan. Previously, he worked as a management consultant at McKinsey & Company in San Francisco, in marketing and product management at Apple Computer (Nasdaq:AAPL) and as an account executive for Recruit Co., Ltd., a Japanese provider of integrated human resources services. Mr. Chao holds a B.A. with high honors in East Asian Studies from Brown University, and an M.B.A from Stanford University. Due to his extensive investment, technology and venture capital experience, we believe Mr. Chao is well qualified to serve as a Director.

Peter Bell, one of our directors since September 2019, has since 2018 been general partner of Amity Ventures, a venture capital and private equity fund. Mr. Bell has spent three decades starting, building, and investing in technology businesses. His thematic areas of focus include Machine Learning, Big Data, Cybersecurity, Internet of Things, Autonomous Logistics, Data Analytics, Cloud Computing, Personal/Mobile Commerce, FinTech, and Enterprise Software. Over the last five years he has served on the boards of several private technology companies including, most recently, Bromium, which focuses on virtual hardware seeking to reduce or eliminate endpoint computer threats like viruses, malware, and adware, LevelUp, an ordering, payments and loyalty experiences provider for restaurants, Turbonomic, an enterprise software company, WePay, an integrated payments provider affiliated with Chase bank, Qumulo, Inc., a hybrid cloud storage provider, GameClosure, a maker of messenger games and HTML 5 apps, and ENJOY, a provider of same day technology delivery and setup services. Mr. Bell began his career at Price Waterhouse in Boston. In 1986, he joined, EMC Corporation (now Dell EMC) an enterprise data company, and helped lead EMC initiatives in Silicon Valley. In 1998, Mr. Bell co-founded StorageNetworks, a pioneer in cloud computing. He led the company as its chief executive and completed an IPO in 2000. After stepping down in 2003, he formed his own investment firm, Stowe Capital, focusing on early stage investments in enterprise software, data center infrastructure, and consumer internet companies, where to this day he is managing director. In 2006, Mr. Bell joined Highland Capital Partners, a global venture capital firm, where he led investments in early and growth stage technology companies, eventually becoming the managing general partner of the firm. He stepped down from his day-to-day responsibilities at Highland in 2016 and continued to serve as a senior advisor to the firm through 2018. Mr. Bell holds a B.S. in Management from Boston College, an M.B.A. from the Harvard Business School, and an Honorary Doctorate from Babson College. Due to his extensive operational, investing and board in the technology industry, we believe Mr. Bell is well qualified to serve as a Director.

Donna Wells, one of our directors since September 2019, is a serial entrepreneur, an experienced public and private company board director and an innovator in the financial services, FinTech and cloud software industries. Since 2017, she has been the founder and chief executive officer at Valencia Ventures, LLC, a provider of strategic consulting advice that assists founding teams in capital raising activities. From 2010 to 2017, Ms. Wells was chief executive officer of Mindflash Technologies Inc., a private enterprise software company which she grew from product launch to market leadership, and which was named a Top 50 Small Company to Work for by Fortune Magazine in 2016. Before leading Mindflash, she was the founding chief marketing officer for Mint.com, a personal finance platform, from 2007 to 2009, during which time she was instrumental from launch to the company’s acquisition by Intuit, Inc. (Nasdaq:INTU). Prior to Mint, Ms. Wells had a 20-year career in strategic B2C, B2B and product marketing with The American Express Company (NYSE:AXP) and The Charles Schwab Corporation (NYSE:SCHW) and led marketing for two Fortune 500 companies, Intuit, Inc. (Nasdaq:INTU) and Expedia Group (Nasdaq:EXPE). She was appointed by the Center for Entrepreneurship at the Stanford University Graduate School of Business, as a Lecturer in Management in September 2019. Ms. Wells has served on the Board of Directors of Mitek Systems, Inc. (Nasdaq: MITK), a software company providing digital identity verification, since November 2019 following two years as a board advisor to the company. She has served as a director at Betterment, an online investment company, since 2018 and at Happy Money, a private financial services company, since 2017. She was previously a director at Boston Private Financial Holdings, Inc. (Nasdaq: BPFH), a bank holding company, from 2014 to 2018. She holds an M.B.A. from Stanford University and a B.S. in Economics from The Wharton School at the University of Pennsylvania. Due to her extensive financial industry, investment and technology experience, we believe Ms. Wells is well qualified to serve as a Director.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have four directors. Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Chao and Ms. Wells, will expire at this Annual Meeting. The term of office of the second class of directors, consisting of Mr. Bell, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Mr. Koenig, will expire at the third annual meeting of stockholders.

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, one or more Chief Executive Officers, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2019:

●	the Board acted by unanimous written consent in lieu of a meeting four times;

●	One meeting of the audit committee was held; and

●	No meetings of the compensation committee were held.

Mr. Chao did not attend the meeting of the audit committee, of which he is a member.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the Board of Directors. The members of our audit committee are Messrs. Chao and Bell and Ms. Wells. Each member of the audit committee is financially literate and our Board of Directors has determined that Mr. Chao qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. The members of our Compensation Committee are Messrs. Chao and Bell. Mr. Bell serves as chairman of the compensation committee. We have adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Co-Chief Executive Officers’ compensation, if any is paid by us, evaluating our Co-Chief Executive Officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Co-Chief Executive Officers based on such evaluation;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of $15,000 per month, for up to 24 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 533 Airport Blvd, Suite 400, Burlingame, CA 94010.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Chao and Bell and Ms. Wells. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
David Chao
Peter Bell

Donna Wells

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all reports applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner in accordance with Section 16(a) of the Exchange Act.

Code of Ethics

We have filed a copy of our form of Code of Ethics applicable to our directors, officers and employees, our audit committee charter, and our compensation committee charter as exhibits to the registration statement filed in connection with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our officers has received any cash compensation for services rendered to us. We pay our sponsor a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board of Directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board of Directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s Board of Directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that Messrs. Chao and Bell and Ms. Wells are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 27, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned (2)	% of Class
Apex Technology Sponsor LLC(2)	657,500	1.84%	8,750,000	100%
Jeff Epstein(3)
Brad Koenig(2)
David Chao(3)
Peter Bell(3)
Donna Wells(3)
All executive officers and directors as group (5 individuals)			8,750,000	100%
Siu Min Wong(4)	2,588,432	7.23%
MMCAP International Inc. SPC(5)	1,800,000	5.03%
Polar Asset Management Partners Inc.(6)	1,973,660	5.51%
UBS O’Connor LLC(7)	2,500,000	6.98%
HCG Investment Management Inc.(8)	2,740,000	7.65%

(1)	Unless otherwise noted, the business address for each of the following entities or individuals is c/o Apex Technology Sponsor LLC, 533 Airport Blvd., Suite 400, Burlingame, CA 94010.

(2)	Each of our officers, directors, director nominees and advisors is or will be, directly or indirectly, a member of our sponsor. There are three managing members of our sponsor, Brad Koenig, Alex Vieux and Steven Fletcher. Each manager has one vote, and the approval of two of the three managing members is required to approve an action of our sponsor. Under the so-called “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. Based upon the foregoing, no individual managing member of our sponsor exercises voting or dispositive control over any of the securities held by our sponsor, even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares. Each of our officers and directors is a member of our sponsor.

(3)	Does not include any shares held by our sponsor. This individual is a member of our sponsor as described in footnote (2).

(4)	According to Schedule 13G filed with the SEC on September 19, 2019, as amended on December 31, 2019, by Linden Capital L.P. (“LCLP”), Linden GP LLC (“LGP”), Linden Advisors LP (“LALP”), and Siu Min Wong (“Wong”), the business address of LCLP is 31 Victoria Street, Hamilton HM10, Bermuda. The business address for each of LGP, LALP, and Wong is 590 Madison Avenue, 15th Floor, New York, NY 10022. LGP is the general partner of LCLP and, in such capacity, may be deemed to beneficially own the shares held by LCLP. LALP is the investment manager of LCLP and trading advisor or investment advisor for the LCLP separately managed accounts (the “Managed Accounts”). Wong is the principal owner and controlling person of LALP and LGP. In such capacities, LALP and Wong may each be deemed to beneficially own the shares held by each of LCLP and the Managed Accounts.

(5)	According to Schedule 13G filed with the SEC on December 5, 2019, as amended on February 5, 2020, by MMCAP International Inc. SPC and MM Asset Management Inc. (the “MMCAP Reporting Persons”), the address for MMCAP International Inc. SPC is P.O. Box 259 George Town Financial Centre Grand Cayman, Cayman Islands KY1-1208. The address for MM Asset Management, Inc. is 66 Wellington Street West, Suite 2707 Toronto, Ontario M5K 1H6 Canada. The MMCAP Reporting Persons have shares voting and dispositive power with respect to all of these shares.

(6)	According to Schedule 13G filed with the SEC on February 11, 2020 by Polar Asset Management Partners Inc. (“PAMP”), which serves as the investment advisor to Polar Multi-Strategy Master Fund ("PMSMF") and certain managed accounts (together with PAMP and PMSMF, the "Polar Vehicles") with respect to the shares directly held by the Polar Vehicles, the address for PAMP is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(7)	According to Schedule 13G filed with the SEC on February 13, 2020 by UBS O’Connor LLC (“UBS”), which serves as the investment manager to (i) Nineteen77 Global Multi-Strategy Alpha Master Limited (“GLEA”) and (ii) Nineteen77 Global Merger Arbitrage Master Limited (“OGMA”), the address for UBS is One North Wacker Drive, 32nd Floor, Chicago, Illinois 60606. In such capacity, the UBS exercises voting and investment power over the shares held for the account of GLEA and OGMA. UBS is a registered investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. As a result, UBS may be deemed to have beneficial ownership of the shares held for the account of GLEA and OGMA.

(8)	According to Schedule 13G filed with the SEC on February 5, 2020 by HGC Investment Management Inc. (“HCG”), which serves as the investment manager to HGC Arbitrage Fund LP (the "Fund"), the address for HCG is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada. HCG is an investment fund manager, portfolio manager and exempt market dealer registered with the Ontario Securities Commission. As a result, HCG may be deemed to have beneficial ownership with respect to the shares held by HCG on behalf of the Fund.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2019, we issued an aggregate of 7,187,500 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In August and September 2019, we effected a 1.1 for 1 stock dividend and a 1.109091 for 1 stock dividend, respectively, for each share of Class B common stock outstanding, resulting in our sponsor holding an aggregate of 8,768,750 founder shares. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering (excluding the placement units purchased by our sponsor in a private placement that closed simultaneously with our initial public offering, and underlying securities). Since the underwriters partially exercised the over-allotment option, the sponsor forfeited 18,750 of its founder shares, which were canceled by the Company.

Simultaneously with the closing of our initial public offering, our sponsor and Cantor Fitzgerald & Co., the representative of the underwriters of our initial public offering (“Cantor”) purchased an aggregate of 810,000 placement units at a price of $10.00 per unit (657,500 placement units by our sponsor and 152,500 placement units by Cantor), for an aggregate purchase price of $8,100,000. There are no redemption rights or liquidating distributions from the trust account with respect to the founder shares, placement shares or placement warrants, which will expire worthless if we do not consummate a business combination by September 19, 2021.

Commencing on September 16, 2019, we pay First In Line Enterprises, Inc., an affiliate of members of our sponsor, a total of $15,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

PROPOSAL ONE — ELECTION OF CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, whose terms of office expire in successive years. Our Board of Directors now consists of four directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Chao and Ms. Wells are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2023, or until their successors are chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of each director nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of each Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present virtually or represented by proxy and entitled to vote in the election of directors. All holders of Class A common stock and Class B common stock are entitled to vote on this proposal as a single class. The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from a director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.

Withum has audited our financial statements for the fiscal year ended December 31, 2019. A representative of Withum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees. During the period from April 5, 2019 (inception) through December 31, 2019, fees for our independent registered public accounting firm were approximately $57,680 for the services Withum performed in connection with our initial public offering and the audit of our December 31, 2019 financial statements included in the Annual Report on Form 10-K.

Audit-Related Fees. During the period from April 5, 2019 (inception) through December 31, 2019, our independent registered public accounting firm did not render assurance and related services related to the performance of the audit or review of financial statements.

Tax Fees. During the period from April 5, 2019 (inception) through December 31, 2019, our independent registered public accounting firm did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees. During the period from April 5, 2019 (inception) through December 31, 2019, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Withum requires the vote of a majority of the votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. All holders of Class A common stock and Class B common stock are entitled to vote on this proposal as a single class. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Withum as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2021 Annual Meeting

We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 533 Airport Blvd, Suite 400, Burlingame, CA 94010 no later than August 1, 2021.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 Annual Meeting, assuming the meeting is held on or about December 22, 2021, notice of a nomination or proposal must be delivered to us no later than September 23, 2021 and no earlier than August 24, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. We may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 533 Airport Blvd, Suite 400, Burlingame, CA 94010, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Apex Technology Acquisition Corporation, 533 Airport Blvd, Suite 400, Burlingame, CA 94010, Attn: Secretary.

APEX TECHNOLOGY ACQUISITION CORPORATION
533 Airport Blvd, Suite 400
Burlingame, CA 94010
December 22, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
APEX TECHNOLOGY ACQUISITION CORPORATION

The undersigned hereby appoints Brad Koenig and Jeff Epstein, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Apex Technology Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on November 27, 2020 at the Annual Meeting of Stockholders to be held virtually at https://www.cstproxy.com/apexacquisitioncorp/2020 on December 22, 2020, at 11:00 a.m., Eastern Time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” BOTH DIRECTOR NOMINEES AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

APEX TECHNOLOGY ACQUISITION CORPORATION
This Proxy Statement and the 2019 Annual Report on Form 10-K are available at:
https://www.cstproxy.com/apexacquisitioncorp/2020

APEX TECHNOLOGY ACQUISITION CORPORATION

Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES AND “FOR” PROPOSAL TWO.

1 To elect two Class I Directors to serve on the Company’s Board of Directors until the 2023 annual meeting of stockholders or until their successors are elected and qualified.

Election of Class I Directors: David Chao and Donna Wells

For All ☐	Withhold All ☐	For All Except* ☐

*

Instruction: To withhold authority to vote for any individual nominee, mark the “For all Except” box above and write that nominee’s name on the line provided below.       ___________________

2 Ratification of the selection by the audit committee of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2020.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2020

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.